                                                                    EXHIBIT 10.1

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152






                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

===================================================================================================
                            Certificate  Certificate      Beginning
                            Class        Pass-Through    Certificate     Interest       Principal
     Class       CUSIP      Description      Rate          Balance     Distribution   Distribution
===================================================================================================
       A       02926NAA4       SEQ         5.68875%    213,959,686.10  1,115,732.90   3,276,360.40
   INV_CERT    ARE991INV       SUB         0.00000%     5,316,432.67     414,126.50           0.00
===================================================================================================
Totals                                                 219,276,118.77  1,529,859.40   3,276,360.40
===================================================================================================

=====================================================================
                Current        Ending                     Cumulative
               Realized     Certificate       Total        Realized
     Class       Loss         Balance      Distribution     Losses
=====================================================================
       A        0.00     210,683,325.70   4,392,093.30           0.00
   INV_CERT     0.00       5,316,432.67     414,126.50           0.00
=====================================================================
Totals          0.00     215,999,758.37   4,806,219.80           0.00
=====================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

                        Principal Distribution Statement


=================================================================================
                             Beginning      Scheduled    Unscheduled
           Original Face    Certificate     Principal     Principal
 Class         Amount         Balance      Distribution  Distribution  Accretion
=================================================================================
   A       229,000,000.00  213,959,686.10     0.00       3,276,360.40    0.00
INV_CERT     7,285,896.30    5,316,432.67     0.00               0.00    0.00
=================================================================================
 Totals    236,285,896.30  219,276,118.77     0.00       3,276,360.40    0.00
=================================================================================

=============================================================================
                        Total          Ending       Ending          Total
 Class     Realized   Principal      Certificate    Certificate   Principal
            Loss(1)   Reduction        Balance      Percentage  Distribution
=============================================================================
   A         0.00    3,276,360.40   210,683,325.70  0.92001452   3,276,360.40
INV_CERT     0.00            0.00     5,316,432.67  0.72968822           0.00
=============================================================================
 Totals      0.00    3,276,360.40   215,999,758.37  0.91414579   3,276,360.40
=============================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

                    Principal Distribution Factors Statement



===========================================================================================
                                  Beginning      Scheduled     Unscheduled
                Original Face    Certificate     Principal      Principal
   Class(2)         Amount         Balance      Distribution   Distribution   Accretion
===========================================================================================
      A         229,000,000.00    934.32177336   0.00000000     14.30725066    0.00000000
   INV_CERT       7,285,896.30    729.68821557   0.00000000      0.00000000    0.00000000
===========================================================================================

==================================================================================
                               Total        Ending        Ending        Total
               Realized      Principal    Certificate   Certificate   Principal
   Class(2)     Loss(3)      Reduction      Balance     Percentage   Distribution
==================================================================================
      A        0.00000000   14.30725066   920.01452271  0.92001452    14.30725066
   INV_CERT    0.00000000    0.00000000   729.68821557  0.72968822     0.00000000
==================================================================================

(2)  All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

                         Interest Distribution Statement


=====================================================================================================
                                                 Beginning                   Payment of    Current
                                 Current       Certificate/    Current         Unpaid      Interest
                 Original      Certificate       Notional      Accrued        Interest     Shortfall
    Class       Face Amount        Rate           Balance      Interest      Shortfall
=====================================================================================================
      A        229,000,000.00    5.68875%   213,959,686.10   1,115,732.90       0.00          0.00
  INV_CERT      7,285,896.30     0.00000%    5,316,432.67            0.00       0.00          0.00
=====================================================================================================
Totals         236,285,896.30                                1,115,732.90       0.00          0.00
=====================================================================================================

==================================================================================
                                                       Remaining      Ending
             Non-Supported                 Total         Unpaid      Certificate/
               Interest     Realized      Interest       Interest      Notional
    Class      Shortfall    Losses(4)   Distribution     Shortfall      Balance
==================================================================================
      A           0.00         0.00     1,115,732.90        0.00    210,683,325.70
  INV_CERT        0.00         0.00       414,126.50        0.00      5,316,432.67
===================================================================================
Totals            0.00         0.00     1,529,859.40        0.00
===================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

                     Interest Distribution Factors Statement


==================================================================================================
                                              Beginning                   Payment of
                                  Current    Certificate/    Current        Unpaid       Current
                  Original      Certificate    Notional      Accrued       Interest      Interest
   Class(5)      Face Amount       Rate        Balance      Interest       Shortfall    Shortfall
==================================================================================================
      A         229,000,000.00   5.68875%    934.32177336    4.87219607   0.00000000    0.00000000
   INV_CERT      7,285,896.30    0.00000%    729.68821557    0.00000000   0.00000000    0.00000000
==================================================================================================

====================================================================================
                                                           Remaining      Ending
                Non-Supported                   Total       Unpaid      Certificate/
                  Interest      Realized      Interest     Interest      Notional
   Class(5)      Shortfall      Losses(6)   Distribution   Shortfall      Balance
====================================================================================
      A          0.00000000  0.00000000       4.87219607   0.00000000   920.01452271
   INV_CERT      0.00000000  0.00000000      56.83947217   0.00000000   729.68821557
====================================================================================

(5)  All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

                      Certificateholder Component Statement

===============================================================================================================================
              Component       Beginning Notional   Ending Notional    Beginning Component   Ending Component   Ending Component
  Class   Pass-Through Rate         Balance            Balance              Balance              Balance          Percentage
===============================================================================================================================
   FSA      1,200.00000%           41,008.94          40,380.97              0.00                 0.00           92.00144355%
===============================================================================================================================

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

                       Certificateholder Account Statement

                        CERTIFICATE ACCOUNT

Beginning Balance
Deposits
     Payments of Interest and Principal                4,994,916.08
     Liquidations,   Insurance  Proceeds,
     Reserve Funds                                             0.00
     Proceeds from Repurchased Loans                           0.00
     Other Amounts (Servicer Advances)                         0.00
     Realized Losses                                           0.00
                                                       ------------

Total Deposits                                         4,994,916.08


Withdrawals
     Reimbursement for Servicer Advances                       0.00
     Payment of Service Fee                              188,696.28
     Payment of Interest and Principal                 4,806,219.80
                                                       ------------

Total Withdrawals (Pool Distribution Amount)           4,994,916.08


Ending Balance                                                 0.00
                                                       ============


                                 OTHER ACCOUNTS

                                 Beginning       Current     Current      Ending
        Account Type              Balance      Withdrawals   Deposits     Balance
        ------------             ---------     -----------   --------     -------
Financial Guaranty                 0.00           0.00         0.00        0.00


              PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                  0.00
Servicing Fee Support                                            0.00
                                                              -------
Non-Supported Prepayment/Curtailment Interest Shortfall          0.00
                                                              =======


                           SERVICING FEES

Gross Servicing Fee                                         91,365.04
Management Fee                                               1,000.00
FSA Insurance Premium                                       41,008.94
Trustee Fee - Norwest Bank Minnesota N.A.                      913.66
Mortgage Insurance Premium                                  54,408.64
Supported Prepayment/Curtailment Interest Shortfall              0.00
                                                           ----------

Net Servicing Fee                                          188,696.28
                                                           ==========

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                              Percentage Delinquent
                                                                    Based On
                              Current                       -----------------------
                             Number Of       Unpaid          Number        Unpaid
                               Loans        Principal       of Loans       Balance
                                             Balance
                             ---------   -------------      --------      --------
30 Days                         60        6,730,706.00      3.227542%     3.116071%
60 Days                         16        1,857,441.00      0.860678%     0.859927%
90+ Days                        36        4,044,117.00      1.936525%     1.872278%
Foreclosure                     59        7,038,970.00      3.173749%     3.258786%
REO                             12        1,354,007.00      0.645508%     0.626856%
                               ---       -------------      --------      --------
Totals                         183       21,025,241.00      9.844002%     9.733919%



Current Period Realized Loss -- Includes Interest Shortfall   0.00
Cumulative Realized Losses -- Includes Interest Shortfall     92,728.35
Current Period Class A Insufficient Funds                     0.00
Principal Balance of Contaminated Properties                  0.00
Periodic Advance                                              0.00


                         SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                      Original $      Original %          Current $       Current %      Current Class %       Next Prepayment %
                      ----------      ----------          ---------       ---------      ---------------       -----------------
Class A              7,285,896.30     3.08350876%       5,316,432.67     2,46131417%       97.538686%              0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.

American Residential Eagle Bond Trust 1999-1                   Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1            Norwest Bank Minnesota, N.A.
                                                               Securities Administration Services
Record Date:       31-Aug-1999                                 7485 New Horizon Way
Distribution Date: 25-Sept-1999                                Frederick, MD  21703
                                                               Telephone:        (301) 846-8130
                                                               Facsimile:        (301) 846-8152

                              COLLATERAL STATEMENT

Collateral Description                                           Fixed Mixed & ARM Balloon
Weighted Average Gross Coupon                                                    9.404886%
Weighted Average Net Coupon                                                      8.904884%
Weighted Average Pass-Through Rate                                               8.821082%
Weighted Average Maturity (Stepdown Calculation)                                       323

Beginning Scheduled Collateral Loan Count                                            1,885
Number of Loans Paid in Full                                                            26
Ending Scheduled Collateral Loan Count                                               1,859

Beginning Scheduled Collateral Balance                                      219,276,118.77
Ending Scheduled Collateral Balance                                         215,999,758.37
Ending Actual Collateral Balance at 31-Aug-1999                             215,999,758.37
Monthly P&I Constant                                                          1,789,188.86
Class A Optimal Amount                                                        4,433,102.24
Ending Scheduled Balance for Premium Loans                                  215,999,758.37

Scheduled Principal                                                             125,041.82
Unscheduled Principal                                                         3,151,318.58

Required Overcollateralized Amount                                            5,316,432.67
Overcollateralized Increase Amount                                                    0.00
Overcollateralized Reduction Amount                                                   0.00
Specified O/C Amount                                                          5,316,432.67
Overcollateralized Amount                                                     5,316,432.67
Overcollateralized Deficiency Amount                                                  0.00
Base Overcollateralization Amount                                             5,316,432.67

Extra Principal Distribution Amount                                                   0.00
Excess Cash Amount                                                              415,126.50

                                                                             ==============
Bankruptcy                                                           34      $4,123,557.00
Bankruptcies are included in the 30, 60 and 90 day delinquencies